Income Tax Expense Differed from Amounts Computed by Applying Statutory U.S. Federal Income Tax Rate to Income before Income Taxes, Noncontrolling Interest and Equity in Income of Equity Investments (Detail) (USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Reconciliation of Provision of Income Taxes [Line Items]
Computed "expected" income tax expense	$ 110,793	$ 107,734	$ 119,205
International tax rate differential	1,831	(4,376)	1,075
State income tax expense (benefit), net of federal income tax effect	3,164	2,326	3,418
Increase (decrease) in valuation allowance	3,773	2,564	(6,159)
Tax credits	(9,044)	(2,824)	(4,299)
Federal income tax expense resulting from ASC 740 Election			9,844
Deduction for domestic production activities	(5,524)
Permanent differences and other, net	(2,396)	664	(1,234)
Total income tax expense	$ 102,597	$ 106,088	$ 121,850